Exhibit 99.3

First Quarter 2017 Results

April 17, 2017

SYNOVUS®
the bank of here

Forward Looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on (1) future loan growth; (2) future deposit growth and loan to deposit ratios; (3) future net interest income and net interest margin; (4) future adjusted non-interest income; (5) future non-interest expense levels, operating leverage and adjusted efficiency ratio; (6) future credit trends and key metrics; (7) future effective tax rates and the future impact of certain accounting or tax changes; (8) our strategy and initiatives for future growth, capital management, and financial planning; (9) the impact of certain transactions on our earnings and capital ratios, our expectations on opportunities and alternatives to deploy additional capital as a result of such transactions and our expectations regarding the closing or benefits of such transactions; and (10) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2016 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted diluted earnings per share; return on average tangible common equity (ROATCE); average core transaction deposits; cost of interest bearing core deposits; adjusted non-interest income; adjusted non-interest expense; adjusted efficiency ratio; tangible common equity ratio; and common equity Tier 1 (CET1) ratio (fully phased-in). The most comparable GAAP measures to these measures are diluted earnings per share; return on average common equity; total average deposits; effective cost of funds; total non-interest income; total non-interest expense; efficiency ratio; total shareholders' equity to total assets ratio; and CET1 ratio, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted diluted earnings per share is a measure used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity is a measure used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Average core transaction deposits is a measure used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. The cost of interest bearing core deposits is a measure used to evaluate the cost of deposits as a funding source exclusive of brokered deposits and non-interest bearing deposits. Adjusted non-interest income is a measure used by management to evaluate non-interest income exclusive of net investment securities gains/losses and changes in fair value of private equity investments, net. Adjusted non-interest expense and the adjusted efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Tangible common equity ratio and common equity Tier 1 (CET1) ratio (fully phased-in) are used by management and bank regulators to assess the strength of our capital position. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

1Q17 Highlights

Improving Profitability

- Diluted EPS of $0.56 up 5.1% vs. 4Q16 and 44.1% vs. 1Q16
  - Adjusted diluted EPS(1) of $0.57 up 5.4% vs. 4Q16 and 29.8% vs. 1Q16
- Total revenues(2) of $304.1 million up $2.4 million or 0.8% vs. 4Q16 and 8.1% vs. 1Q16



$0.39
$0.54
$0.56
44.1% YoY
1Q16
4Q16
1Q17
Diluted EPS



(in millions)
$281.3
$301.7
$304.1
8.1% YoY
1Q16
4Q16
1Q17
Total Revenues(2)

Balance Sheet Growth

- Total average loans grew $313.0 million or 5.4%(3) vs. 4Q16 and $1.45 billion or 6.4% vs. 1Q16
- Total average deposits grew $257.6 million or 4.2%(3) vs. 4Q16 and $1.71 billion or 7.4% vs. 1Q16



(in billions)
$22.59
$23.72
$24.04
6.4% YoY
1Q16
4Q16
1Q17
Total Average Loans



(in billions)
$23.21
$24.66
$24.92
7.4% YoY
1Q16
4Q16
1Q17
Total Average Deposits

Credit Quality & Capital Management

- NPL ratio of 0.65% improved 13 b.p.s from 1Q16
- Return on average common equity of 9.97% increased 289 b.p.s vs. 1Q16
  - ROATCE(1) of 10.26% increased 311 b.p.s vs. 1Q16



0.78%
0.64%
0.65%
13 b.p.s YoY
1Q16
4Q16
1Q17
NPL Ratio



7.08%
9.42%
9.97%
Improved 289 b.p.s YoY
1Q16
4Q16
1Q17
Return on Average Common Equity

(1) Non-GAAP financial measure; see appendix for applicable reconciliation. (2) Consists of net interest income and non-interest income excluding net investment securities gains.
(3) Annualized

SYNOVUS

Loans grew 6.8%[1] vs. 4Q16 and 6.6% vs. 1Q16



Total Loans
(in billions)
$22.76
10.80
4.36
7.60
47.5%
19.1%
33.4%
$23.86
11.54
4.96
7.36
$24.26
11.73
5.08
7.45
48.4%
20.9%
30.7%
1Q16
4Q16
1Q17
(in millions)
Sequential quarter loan growth:
$328.6
$593.5
$402.1
CRE
Consumer
C&I

- Sequential quarter growth of $402.1 million or 6.8%[1] vs. 4Q16
  - C&I up $188.8 million or 6.6%[1]
  - Consumer up $119.7 million or 9.8%[1]
  - CRE up $93.2 million or 5.1%[1]
- Year-over-year growth of $1.50 billion or 6.6%
  - C&I up $931.3 million or 8.6%
  - Consumer up $719.8 million or 16.5%
  - CRE down $154.4 million or 2.0%
- Total average loans grew $313.0 million or 5.4%[1] vs. 4Q16 and $1.45 billion or 6.4% vs. 1Q16

(1) Annualized

Average deposits grew 4.2%[1] vs. 4Q16 and 7.4% vs. 1Q16


Total Average Deposits
(in billions)
$23.21
1.09
2.44
3.14
16.54
$24.66
1.38(2)
2.36
3.14
17.78
$24.92
1.38(2)
2.24
3.15
18.15
1Q16
4Q16
1Q17
Core transaction deposits(3)
Time
SCM
Brokered

- 1Q17 total average deposits of $24.92 billion increased $257.6 million or 4.2%[1] vs. 4Q16
  - Average core transaction deposits[3] of $18.15 billion increased $371.7 million or 8.5%[1] vs. 4Q16
- 1Q17 total average deposits increased $1.71 billion or 7.4% vs. 1Q16
  - Average core transaction deposits[3] increased $1.61 billion or 9.7% vs. 1Q16
- Loan to deposit ratio decreased to 96.6%, down 16 b.p.s vs. 4Q16 and 42 b.p.s vs. 1Q16

(1) Annualized
(2) Effective 2Q16, brokered deposits reflect the addition of a bank deposit sweep product offered to Synovus Securities customers. Average balances of these accounts totaled $331.1 million and $313.7 million for 1Q17 and 4Q16, respectively.
(3) Core transaction accounts consist of non-interest bearing, NOW/savings, and money market deposits excluding SCM deposits. Non-GAAP financial measure; see appendix for applicable reconciliation.

Net interest income grew 2.7% vs. 4Q16 and 10.0% vs. 1Q16



(dollars in millions)
$218.2
$233.5
$239.9
3.27%
3.29%
3.42%
1Q16
4Q16
1Q17
Net Interest Income
Net Interest Margin

- Net interest income of $239.9 million increased $6.4 million or 2.7% vs. 4Q16 and 10.0% vs. 1Q16
- Net interest margin of 3.42% up 13 b.p.s vs. 4Q16
  - Yield on earning assets of 3.88% up 15 b.p.s from 4Q16
    - Yield on loans of 4.25% up 11 b.p.s from 4Q16
    - Yield on investment securities of 2.07% up 14 b.p.s from 4Q16
  - Effective cost of funds of 0.46%(1) up 2 b.p.s from 4Q16
    - Cost of interest bearing core deposits(2) of 0.36% up 1 b.p. from 4Q16

(1) See slide 18 in the appendix for applicable calculation.
(2) Non-GAAP measure; see appendix for applicable reconciliation.

Non-interest income down 2.9% vs. 4Q16 and up 13.8% vs. 1Q16


(in millions)
Total Non-Interest Income
$63.1
$74.0
$71.8
5.6
5.5
18.7
33.3
12.7
5.5
20.3
35.5
12.7
5.8
20.7
32.7
1Q16
4Q16
1Q17
Other income
Mortgage banking income
Fiduciary/asset management, brokerage, and insurance revenues
Core banking fees(2)

- 1Q17 total non-interest income of $71.8 million decreased $2.2 million or 2.9% vs. 4Q16 and increased 13.8% vs. 1Q16
  - 1Q17 other income includes net investment securities gains of $7.7 million partially offset by a net decrease in fair value of private equity investments of $1.8 million
- Adjusted non-interest income[1] of $66.0 million decreased $2.6 million or 3.8% vs. 4Q16 and increased 4.0% vs. 1Q16
- Experienced sequential quarter and year-over-year growth in fiduciary/asset management, brokerage, and insurance revenues as well as mortgage banking income

(1) Adjusted non-interest income: 2016 amounts reflect reclassifications to conform to current year presentation. Decreases/increases in fair value of private equity investments, net are now excluded from adjusted non-interest income (1Q17 totals $1.8 million decrease). See slide 19 in appendix for additional information. Non-GAAP financial measure; see appendix for applicable reconciliation.
(2) Include service charges on deposit accounts, bankcard fees, letter of credit fees, ATM fee income, line of credit non-usage fees, gains from sales of government guaranteed loans, and miscellaneous other service charges.

Total non-interest expense up 2.2% vs. 4Q16 and up 4.9% vs. 1Q16

(dollars in millions)


$188.2
$179.2
66.85%
63.54%
$193.2
$187.0
63.98%
61.81%
$197.4
$190.6
64.84%
62.25%
1Q16
4Q16
1Q17
Headcount:
4,389
4,436
4,460
Total Non-interest Expense
Adjusted Non-interest Expense(1)
Efficiency Ratio
Adjusted Efficiency Ratio(2)

- 1Q17 total non-interest expense of $197.4 million increased $4.2 million or 2.2% vs. 4Q16 and 4.9% vs. 1Q16
  - 1Q17 includes $6.5 million in restructuring charges consisting primarily of termination benefits incurred in conjunction with a voluntary early retirement program
- 1Q17 adjusted non-interest expense[1] of $190.6 million increased $3.6 million or 1.9% vs. 4Q16 and 6.4% vs. 1Q16
- Maintained positive operating leverage with expense growth driven by strategic investments in talent and technology, increased advertising expense, and the Global One acquisition

(1) Adjusted non-interest expense: See slide 20 in appendix for additional information. Non-GAAP financial measure; see appendix for applicable reconciliation.
(2) Adjusted efficiency ratio: 2016 ratios reflect changes to conform to current year presentation. Foreclosed real estate expense and other credit costs are now included in the calculation of the adjusted efficiency ratio, and (decrease) increase in fair value of private equity investments, net is excluded from the calculation. See slide 20 in appendix for additional information. Non-GAAP financial measure; see appendix for applicable reconciliation.

SYNOVUS

Credit quality metrics continue to be favorable

(dollars in millions)



NPA, NPL, and Past Due Ratios
1.25%
0.83%
0.42%
0%
0.95%
0.81%
0.77%
0.74%
0.77%
0.78%
0.67%
0.64%
0.64%
0.65%
0.28%
0.24%
0.27%
0.27%
0.26%
1Q16
2Q16
3Q16
4Q16
1Q17
NPA Ratio
NPL Ratio(1)
Total Past Dues > 30 Days Ratio



Net charge-offs(2)
0.16%
0.11%
0.05%
0%
$7.4
0.13%
$6.1
0.11%
$6.9
0.12%
$8.3
0.14%
$6.9
0.12%
1Q16
2Q16
3Q16
4Q16
1Q17



Provision Expense
$12
$8
$4
$0
$9.4
$6.7
$5.7
$6.3
$8.7
1Q16
2Q16
3Q16
4Q16
1Q17



Allowance for Loan Losses
$290
$193
$97
$0
1.12%
1.11%
1.09%
1.06%
1.05%
$254.5
$255.1
$253.8
$251.8
$253.5
1Q16
2Q16
3Q16
4Q16
1Q17

(1) Excludes impaired loans held for sale. (2) Net charge-off ratio is as a percentage of average total loans, annualized.

Maintaining strong capital ratios

	1Q16	4Q16	1Q17
Common equity Tier 1 ratio	10.04 %	9.96	9.86 [1]
Tier 1 capital ratio	10.04	10.07	10.18 [1]
Total risk-based capital ratio	12.25	12.01	12.09 [1]
Leverage ratio	9.15	8.99	9.13
Tangible common equity ratio[2]	9.62	9.09	9.04
Disallowed deferred tax asset[3] (in millions)	$313.6	218.3	182.9

- 1Q17 common equity Tier 1 ratio on a fully phased-in basis estimated at 9.63%[1][2]
- Completed $15.1 million in common share repurchases during the quarter
- 25% increase in the quarterly common stock dividend to $0.15 per share was effective with the quarterly dividend announced on March 3, 2017

(1) Preliminary (2) Non-GAAP financial measure; see appendix for applicable reconciliation. (3) Tier 1 capital disallowed deferred tax asset; CET1 disallowed deferred tax asset is $146.3 million at March 31, 2017 (80% of total disallowed DTA) compared to $131.0 million at December 31, 2016 and $189.5 million at March 31, 2016 (60% of total disallowed DTA).

SYNOVUS

2017 Guidance

	Metric	2017 Guidance	1Q17 Results	2017 Outlook
Balance Sheet	Average loan growth	5% to 7%	6.4%	5% to 7%
	Average total deposit growth	5% to 7%	7.4%	5% to 7%
Revenue	Net interest income growth[1]	8% to 10%	10.0%	10% to 12%
	Adjusted non-interest income[2] growth	2% to 4%	4.0%	2% to 4%
Non-interest Expense and Taxes	Total non-interest expense growth	2% to 4%	4.9%	2% to 4%
	Effective tax rate	36% to 37%	32.0%	34% to 35%
Credit and Capital	Net charge-off ratio	15 to 20 b.p.s	12 b.p.s	15 to 20 b.p.s
	Share repurchases	Up to $200 million	$15.1 million	Up to $200 million

(1) Assumes no further changes in interest rates
(2) Non-GAAP financial measure; see appendix for applicable reconciliation

SYNOVUS

Agreement with World's Foremost Bank and Capital One

Transaction Overview	▪ Entered into a definitive agreement to acquire certain assets and assume certain liabilities of World's Foremost Bank (WFB), a wholly-owned subsidiary of Cabela's Incorporated (Cabela's) ▪ Immediately following the closing of this transaction, Synovus will sell the credit card assets and related liabilities to Capital One Bank (Capital One), while retaining the approximately $1.2 billion brokered time deposit portfolio ▪ The transaction is expected to close in the third quarter of 2017 and is subject to customary regulatory approvals as well as completion of the Cabela's and Bass Pro Shops merger announced in October 2016
Deposit Portfolio	▪ Approximately $1.2 billion in brokered time deposits ▪ Weighted average maturity of approximately 2.75 years ▪ Weighted average rate of approximately 1.85% ▪ Will fund organic loan growth and replace other sources of wholesale funding

Note: For more information, see Synovus' Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2017

Agreement with World's Foremost Bank and Capital One, continued

Financial Impact

- **Pursuant to the terms of the agreement, upon closing of the transaction, Synovus will receive:**
  - $75 million in aggregate consideration from Cabela's and Capital One
  - A deposit mark to equalize the book value of the deposit liabilities to their fair market value based on the average rate of brokered time deposits at the time of closing minus 10 basis points
- **The transaction is expected to be immediately accretive to earnings and capital**
- **Management is currently evaluating opportunities and alternatives to optimally deploy the net proceeds from this transaction in areas such as:**
  - Organic business growth
  - Balance sheet restructuring
  - Extinguishment of debt
  - Capital distribution

Appendix

Condensed Income Statement

SYNOVUS

(in thousands, except per share data)	1Q17	4Q16	1Q16
Net interest income	$239,927	$233,530	$218,193
Adjusted non-interest income*	65,985	68,620	63,471
Adjusted non-interest expense*	190,608	186,965	179,177
Pre-provision net revenue	115,304	115,185	102,487
Provision expense	8,674	6,259	9,377
Investment securities gains, net	7,668	5,885	67
Decrease in fair value of private equity investments, net	(1,814)	(499)	(391)
Loss on early extinguishment of debt	-	-	4,735
Litigation settlement expense	-	-	2,700
Restructuring charges	6,511	42	1,140
Fair value adjustment to Visa derivative	-	4,716	360
Amortization of intangibles	183	400	121
Merger-related expense	86	1,086	-
Income before taxes	105,704	108,068	83,730
Income tax expense	33,847	39,519	31,199
Dividends on preferred stock	2,559	2,559	2,559
Net income available to common shareholders	**$69,298**	**$65,990**	**$49,972**
Net income per diluted common share	**$0.56**	**$0.54**	**$0.39**
Average diluted common shares	123,059	123,187	127,857

* Non-GAAP financial measure

Quarterly Highlights Trend

SYNOVUS

		1Q16	2Q16	3Q16	4Q16	1Q17
Financial Performance	Diluted EPS	$0.39	0.46	0.51	0.54	**0.56**
	Net interest margin	3.27 %	3.27	3.27	3.29	**3.42**
	Adjusted efficiency ratio(1)	63.54	63.00	62.41	61.81	**62.25**
	ROA(2)	0.73	0.83	0.88	0.90	**0.96**
Balance Sheet Growth(3)	Total loans	5.9 %	5.3	3.5	10.1	**6.8**
	Total average deposits	0.6	6.9	7.1	10.4	**4.2**
Credit Quality	NPA ratio	0.95 %	0.81	0.77	0.74	**0.77**
	NCO ratio(2)	0.13	0.11	0.12	0.14	**0.12**
Capital	Common shares outstanding(4)	125,850	124,048	121,453	122,266	**122,322**
	CET1 ratio	10.04 %	10.01	9.96	9.96	**9.86**(5)
	TCE ratio(6)	9.62	9.52	9.28	9.09	**9.04**

(1) Non-GAAP financial measure. See slide 20 for additional information. (2) Annualized (3) Sequential quarter growth, annualized. (4) In thousands (5) Preliminary (6) Non-GAAP financial measure

Net interest margin metrics

SYNOVUS

Investment Securities Portfolio



2.5
2.2
2.5
3.7
3.8
1.92%
1.89%
1.84%
1.93%
2.07%
1Q16
2Q16
3Q16
4Q16
1Q17
Duration (in years)
Yield

Loan Portfolio



1.0
1.0
1.1
1.1
1.3
4.15%
4.15%
4.14%
4.14%
4.25%
1Q16
2Q16
3Q16
4Q16
1Q17
Duration (in years)
Yield

Loan Portfolio Rate Mix



4.9%
4.8%
4.3%
2.9%
2.5%
48.9%
48.7%
49.3%
51.8%
52.5%
46.2%
46.5%
46.4%
45.3%
45.0%
1Q16
2Q16
3Q16
4Q16
1Q17
Fixed rate
Floating rate
Floor rate

Net Interest Income Sensitivity

Immediate change in short-term interest rates (in b.p.s)	Estimated % increase in net interest income*
+100	3.6%
+25	1.4%

* as compared to unchanged rates (for the next 12 months)

Effective cost of funds calculation

SYNOVUS

(dollars in thousands)	1Q16	4Q16	1Q17
Total interest expense	$31,130	$31,004	$32,474
Total interest expense, annualized	124,864	123,342	131,691
Total average interest earning assets	$26,906,283	$28,304,314	$28,504,589
Effective cost of funds (total interest expense, annualized divided by total average interest earning assets)	0.46%	0.44%	0.46%

Non-interest Income

SYNOVUS

(dollars in thousands)	1Q16	4Q16	1Q17	1Q17 vs. 4Q16 % Change	1Q17 vs. 1Q16 % Change
Service charges on deposit accounts	$19,710	$20,653	$19,774	(4.3%)	0.3%
Fiduciary and asset management fees	11,274	11,903	12,151	2.1	7.8
Brokerage revenue	6,483	7,009	7,226	3.1	11.5
Mortgage banking income	5,484	5,504	5,766	4.8	5.1
Bankcard fees	8,372	8,330	8,185	(1.7)	(2.2)
Other fee income	4,804	4,965	4,868	(2.0)	1.3
Other non-interest income	7,344	10,256	8,015	(21.9)	9.1
Adjusted non-interest income*	$63,471	$68,620	$65,985	(3.8%)	4.0%
Investment securities gains, net	67	5,885	7,668	30.3	nm
Decrease in fair value of private equity investments, net	(391)	(499)	(1,814)	nm	nm
Total non-interest income	$63,147	$74,006	$71,839	(2.9%)	13.8%

nm - not meaningful
* Non-GAAP financial measure

Non-interest Expense

SYNOVUS

(dollars in thousands)	1Q16	2Q16	3Q16	4Q16	1Q17
Salaries and other personnel expense	$101,358	$97,061	$101,945	$101,662	$107,191
Net occupancy and equipment expense	26,577	26,783	28,120	27,867	29,331
FDIC insurance and other regulatory fees	6,719	6,625	6,756	6,614	6,770
Professional fees	6,369	6,938	6,486	6,904	5,355
Third-party processing expense	11,116	11,698	11,219	12,287	12,603
Loss on early extinguishment of debt	4,735	-	-	-	-
Litigation settlement (recovery) expense	2,700	-	(189)	-	-
Restructuring charges	1,140	5,841	1,243	42	6,511
Fair value adjustment to Visa derivative	360	360	360	4,716	-
Advertising expense	2,410	7,351	5,597	4,905	5,912
Merger-related expenses	-	-	550	1,086	86
Amortization of intangibles	121	-	-	400	183
Other expenses	19,678	21,811	18,146	21,917	19,183
Adjusted non-interest expense excluding credit costs	$174,227	$178,267	$178,269	$182,156	$186,345
Foreclosed real estate expense	2,684	4,588	2,725	2,840	2,134
Other credit costs	2,266	(445)	2,913	1,969	2,129
Adjusted non-interest expense*	$179,177	$182,410	$183,907	$186,965	$190,608
Net interest income	218,193	221,449	226,007	233,530	239,927
Add: Tax equivalent adjustment	305	329	330	322	309
Add: Total non-interest income	63,147	67,886	68,155	74,006	71,839
Add/(Subtract): Decrease (increase) in fair value of private equity investments, net	391	(113)	249	499	1,814
Subtract: Investment securities gains, net	(67)	-	(59)	(5,885)	(7,668)
Total revenues	$281,969	$289,551	$294,682	$302,472	$306,221
Adjusted efficiency ratio* - as previously reported	61.92%	61.54%	60.55%	60.32%	N/A
Adjusted efficiency ratio* - new presentation	63.54%	63.00%	62.41%	61.81%	62.25%

* Non-GAAP financial measure

Portfolio Distribution by Type

SYNOVUS

(dollars in millions)	1Q16		2Q16		3Q16		4Q16		1Q17	
Investment Properties	$5,895	25.9%	$5,851	25.4%	$5,899	25.4%	$5,869	24.6%	$6,016	24.8%
Residential Properties	999	4.4	967	4.2	922	4.0	887	3.7	861	3.6
Land Acquisition	720	3.2	689	3.0	645	2.8	609	2.6	582	2.3
Total CRE	**$7,614**	**33.5%**	**$7,508**	**32.6%**	**$7,466**	**32.1%**	**$7,366**	**30.9%**	**$7,459**	**30.7%**
C&I	10,809	47.5	10,955	47.5	11,016	47.4	11,552	48.4	11,741	48.4
Consumer	4,364	19.2	4,625	20.1	4,808	20.7	4,964	20.8	5,084	21.0
Total Loans*	**$22,758**	**100.0%**	**$23,061**	**100.0%**	**$23,263**	**100.0%**	**$23,856**	**100.0%**	**$24,258**	**100.0%**

*Total loans include unearned income, which is not displayed on this table.

Investment Properties

SYNOVUS

Composition of 1Q17 Investment Properties Portfolio

Total Portfolio $6.02 billion



Other Investment Property 10%
Multi-Family 27%
Warehouses 9%
Shopping Centers 15%
Hotels 13%
Office Buildings 26%
Note: Only 5% of Office Buildings portfolio is in construction

- The Investment Properties portfolio had no new NPL inflows in 1Q17
- Credit metrics are all excellent (see table below)
- Fully rebuilt portfolio post-recession with strong equity requirements and appropriate sponsorship
- Typical equity requirements for construction between 30% and 40%
- Growth is primarily in markets with higher relative job growth

Investment Properties Credit Metrics:

Credit Indicator	1Q17
NPL Ratio	0.05%
Charge-off Ratio	0.04%
30+ Days Past Due Ratio	0.06%
90+ Days Past Due Ratio	0.00%

Residential C&D and Land Acquisition

SYNOVUS

(dollars in millions)



Performing Residential C&D and Land Acquisition Portfolio Trends
$5,875
$2,821
$1,363
$862
$829
$712
Decline of 88% from peak
4Q07
4Q09
4Q11
4Q13
4Q15
1Q17

- Performing residential C&D and land acquisition portfolio has decreased by 88% from a peak of $5.9B in 4Q07 to $712MM in 1Q17
  - 1Q17 portfolio represents 3% of total performing loans, compared to 22% in 4Q07
  - Note: This 22% exposure comprised over half of credit losses in subsequent years
- Synovus lends to established home builders on a limited basis
- The remaining balances in Land Acquisition are legacy balances, as Synovus is not growing its land portfolio

(dollars in millions)

Category	$	%
1-4 Family Construction	202.8	28.5
Residential Development	121.6	17.1
Land Acquisition	387.6	54.4
Total	712.1	100.0

C&I Portfolio

SYNOVUS

Diverse Industry Exposure
Total Portfolio $11.74 billion



22.7%
7.9%
6.6%
3.9%
4.9%
6.9%
7.4%
6.7%
5.9%
4.5%
6.1%
3.4%
3.1%
2.0%
2.4%
5.6%
Health Care
Finance/Insurance
R/E Leasing
Retail Trade
Wholesale Trade
Prof., Scientific, Tech. Svcs.
Ag, Forestry, Fishing
Admin., Support, Waste Mgmt., Remediation
Manufacturing
Construction
Other Services
R/E Other
Accommoda. & Food Svcs.
Transport. & Warehousing
Educational Svcs.
All Other

- Large Corporate/Middle Market/Specialty Lines represent 37% of C&I balances
- Community/Retail Bank represents 63% of C&I balances
- C&I growth contributors were Senior Housing, life insurance premium financing, Corporate Banking, Asset-based Lending, and small business

C&I Portfolio Metrics:

Credit Indicator	1Q17
NPL Ratio	0.74%
Charge-off Ratio	0.18%
30+ Days Past Due Ratio	0.21%
90+ Days Past Due Ratio	0.01%

Consumer Portfolio

SYNOVUS

Total Consumer Portfolio $5.08 billion



Other Consumer 7%
Consumer Lending Partnerships 12%
Credit Card 4%
HELOC 31%
Consumer Mortgage 46%

Mortgage and HELOC, the two largest concentrations, have strong credit indicators:

Credit Indicator	HELOC	Mortgage
Weighted Average credit score of 1Q17 originations	779	781
Weighted Average credit score of total portfolio	773	762
Average LTV	75.5%	75.4%
Average DTI	31.1%	32.5%
Utilization Rate	57.0%	N/A

Consumer Loan Credit Metrics:

Credit Indicator	1Q17
NPL Ratio	0.89%
Charge-off Ratio	0.23%
30+ Days Past Due Ratio	0.42%
90+ Days Past Due Ratio	0.03%

- **Credit Card portfolio performs well**
  - Average utilization rate 21.2%
  - Average credit score 730
  - Charge-offs below industry average
- **Synovus partnerships with GreenSky and SoFi**
  - Currently $592 million in balances, or 2.4% of total portfolio
  - GreenSky is a point-of-sale program where the customer applies with home improvement store, contractor, or other merchant
  - SoFi portfolio primarily consists of refinanced student loan debt

Portfolio Risk Distribution

SYNOVUS

(dollars in millions)

Risk Category	1Q16	4Q16	1Q17	1Q17 vs. 4Q16 Change	1Q17 vs. 1Q16 Change
Passing Grades	$21,881	$23,122	$23,554	$432	$1,673
Special Mention	410	325	304	(21)	(106)
Substandard Accruing	288	257	242	(15)	(47)
Non-Performing Loans	178	153	158	5	(20)
Total Loans	$22,758	$23,856	$24,258	$402	$1,500

Loan Loss Reserve Coverage Trends

SYNOVUS



(dollars in millions)
1.13%
1.12%
1.11%
1.09%
1.06%
1.05%
$252
$255
$255
$254
$252
$254
189%
174%
195%
199%
202%
205%
150%
143%
166%
171%
164%
160%
4Q15
1Q16
2Q16
3Q16
4Q16
1Q17
Loan Loss Reserve
LLR to NPLs
LLR to NPLs (excluding NPLs for which the expected loss has been charged off)

Troubled Debt Restructurings

SYNOVUS

(dollars in millions)


Composition of March 2017 Performing TDRs
Risk Categories:
Substandard 46%
Pass 43%
Special Mention 11%
Loan Type:
Consumer 18%
Inv. Prop. 16%
Resi. Prop. 9%
Development & Land 14%
C&I 43%


Accruing TDR Trends
17.7% reduction from 1Q16
$209
$205
$202
$196
$172
1Q16
2Q16
3Q16
4Q16
1Q17

- 99% of performing TDRs are paid current; there are no performing TDRs 90+ days past due
- 54% of performing TDRs are rated better than substandard
- Most TDR designations are due to interest rate concessions
- 76% of performing TDRs are not residential or land-related

Past Dues by Portfolio Type

SYNOVUS

(dollars in millions)	30-Days + Past Due 4Q16	30-Days + Past Due 1Q17	Outstanding Balance 1Q17
Investment properties	**0.05**	**0.06**	**$6,016**
1-4 family construction	0.15	0.12	203
1-4 family investment mortgage	0.67	0.64	658
Residential properties	**0.56**	**0.51**	**861**
Land acquisition & development	0.24	1.39	582
Total CRE	**0.13**	**0.22**	**7,459**
Commercial and industrial	0.25	0.21	11,741
Consumer	0.55	0.42	5,084
Total	**0.27**	**0.26**	**$24,258** *

*Includes unearned income of $26.0 million

Net Charge-offs by Type

SYNOVUS

(dollars in millions, % of average loans annualized)	4Q16		1Q17	
Investment properties	($1.0)	(0.06%)	$0.6	0.04%
1-4 family properties	(0.7)	(0.30)	0.4	0.19
Land acquisition & development	2.2	1.37	(2.0)	(1.34)
Total CRE	**0.6**	**0.03**	**(1.0)**	**(0.05)**
Commercial and industrial	5.0	0.17	5.1	0.18
Consumer	2.8	0.22	2.8	0.23
Total net charge-offs	**$8.3**	**0.14%**	**$6.9**	**0.12%**

Non-GAAP Financial Measures

SYNOVUS

The following tables illustrate the method of reconciling the non-GAAP financial measures used in this slide presentation to the most directly comparable GAAP measure.

(dollars and shares in thousands)

	1Q16	4Q16	1Q17
Net income available to common shareholders	$49,972	$65,990	$69,298
Add: Litigation settlement expense	2,700	-	-
Add: Restructuring charges	1,140	42	6,511
Add: Merger-related expense	-	1,086	86
Add: Fair value adjustment to Visa derivative	360	4,716	-
Add: Loss on early extinguishment of debt	4,735	-	-
Add: Decrease in fair value of private equity investments, net	391	499	1,814
Subtract: Investment securities gains, net	(67)	(5,885)	(7,668)
Tax effect of adjustments	(3,389)	(167)	(267)
Adjusted net income available to common shareholders	$55,842	$66,281	$69,774
Weighted average common shares outstanding, diluted	127,857	123,187	123,059
Adjusted diluted earnings per share	$0.44	$0.54	$0.57

(dollars and shares in thousands)

	1Q16	1Q17
Total average shareholders' equity	$2,966,497	$2,943,643
Subtract: Average goodwill	(24,431)	(59,649)
Subtract: Average other intangible assets, net	(367)	(13,177)
Subtract: Average Series C Preferred Stock	(125,980)	(125,980)
Average tangible common equity	$2,815,719	$2,744,837
Net income available to common shareholders annualized	$200,983	$281,043
Add: amortization of intangibles, annualized and after-tax	307	469
Adjusted net income available to common shareholders annualized	$201,290	$281,512
Return on average tangible common equity (ROATCE)	7.15%	10.26%

Non-GAAP Financial Measures, continued

SYNOVUS

(dollars in thousands)	1Q16	4Q16	1Q17
Total interest expense	$31,130	$31,004	$32,474
Total interest expense, annualized	124,864	123,342	131,691
Total average interest bearing liabilities	18,937,934	19,791,377	20,105,634
Cost of funds rate	0.66%	0.62%	0.65%
Total interest expense	$31,130	$31,004	$32,474
Subtract: Interest on long-term debt	(15,021)	(14,823)	(15,478)
Subtract: Interest on brokered deposits	(1,974)	(2,176)	(2,338)
Subtract: Interest on federal funds purchased and securities sold under repurchase agreements	(46)	(47)	(38)
Interest expense on interest bearing core deposits	14,089	13,958	14,619
Interest expense on interest bearing core deposits, annualized	56,513	55,985	58,638
Total average interest bearing liabilities	18,937,934	19,791,377	20,105,634
Subtract: Average long-term debt	(2,361,973)	(2,190,716)	(2,184,072)
Subtract: Average brokered deposits	(1,095,239)	(1,380,932)	(1,380,786)
Subtract: Average federal funds purchased and securities sold under repurchase agreements	(177,921)	(219,429)	(176,854)
Total average interest bearing core deposits	$15,302,801	$16,000,300	$16,363,922
Cost of interest bearing core deposits	0.37%	0.35%	0.36%

Non-GAAP Financial Measures, continued

SYNOVUS

(in thousands)	1Q16	4Q16	2016	1Q17
Total non-interest expense	$188,233	$193,209	$755,925	$197,388
Subtract: Restructuring charges	(1,140)	(42)	(8,267)	(6,511)
Subtract: Fair value adjustment to Visa derivative	(360)	(4,716)	(5,795)	-
Subtract: Litigation settlement expenses	(2,700)	-	(2,511)	-
Subtract: Loss on early extinguishment of debt	(4,735)	-	(4,735)	-
Subtract: Merger-related expense	-	(1,086)	(1,636)	(86)
Subtract: Amortization of intangibles	(121)	(400)	(521)	(183)
Adjusted non-interest expense	$179,177	$186,965	$732,460	$190,608

(in thousands)	1Q16	4Q16	1Q17
Adjusted non-interest expense	$179,177	186,965	190,608
Net interest income	218,193	233,530	239,927
Add: Tax equivalent adjustment	305	322	309
Add: Total non-interest income	63,147	74,006	71,839
Add: Decrease in fair value of private equity investments, net	391	499	1,814
Subtract: Investment securities gains, net	(67)	(5,885)	(7,668)
Total revenues	$281,969	$302,472	$306,221
Adjusted efficiency ratio	63.54%	61.81%	62.25%

(in thousands)	1Q16	4Q16	1Q17
Total non-interest income	$63,147	74,006	71,839
Add: Decrease in fair value of private equity investments, net	391	499	1,814
Subtract: Investment securities gains, net	(67)	(5,885)	(7,668)
Adjusted non-interest income	$63,471	$68,620	$65,985

Non-GAAP Financial Measures, continued SYNOVUS

(in thousands)	1Q16	4Q16	1Q17
Total average deposits	$23,210,263	$24,661,265	$24,918,855
Subtract: Average brokered deposits	(1,095,239)	(1,380,931)	(1,380,786)
Subtract: Average time deposits excluding average SCM time deposits	(3,137,378)	(3,147,620)	(3,151,888)
Subtract: Average state, county, and municipal (SCM) deposits	(2,440,749)	(2,356,567)	(2,238,324)
Average core transaction deposits	$16,536,897	$17,776,147	$18,147,857

(dollars in thousands)	1Q16	4Q16	1Q17
Total assets	$29,171,257	$30,104,002	$30,679,589
Subtract: Goodwill	(24,431)	(59,678)	(57,010)
Subtract: Other intangible assets, net	(277)	(13,223)	(12,137)
Tangible assets	$29,146,549	$30,031,101	$30,610,442
Total shareholders' equity	$2,953,268	$2,927,924	$2,962,127
Subtract: Goodwill	(24,431)	(59,678)	(57,010)
Subtract: Other intangible assets, net	(277)	(13,223)	(12,137)
Subtract: Series C Preferred Stock	(125,980)	(125,980)	(125,980)
Tangible common equity	$2,802,580	$2,729,043	$2,767,000
Tangible Common Equity ratio	9.62%	9.09%	9.04%

(dollars in thousands)	1Q17
Common equity Tier 1 (CET1)	$2,672,649
Adjustment related to capital components	(39,834)
Common equity Tier 1 (fully phased-in)	$2,632,815
Total risk-weighted assets (fully phased-in)	$27,332,093
Common equity Tier 1 (CET1) ratio (fully phased-in)	9.63%